EARNINGS RELEASE FIRST QUARTER 2023

SUPPLEMENTAL INFORMATION

NASDAQ: CCBG

Capital City Bank Group

DEPOSIT FRANCHISE

- Very Diversified and Granular Deposit Base
  - > Consumer/Commercial/Institutional Mix of **45%/38%/17%**
  - > Total Accounts Average Tenure of **12 Years**
  - > Institutional Account Average Tenure of **20 Years**
  - > Average Account balance of **$28,408**
- Noninterest Bearing Deposits of **42%** at March 31, 2023
  - > Drives a Lower Than Peer Cost of Funds
  - > ~ **$1B** in Commercial Operating Account Balances
- Highly Focused on Winning the Whole Banking Relationship
  - > Goal is Drive Consistent, Balanced Growth in Loans and Deposits
  - > Banker Incentives Focused on Deposit Retention & Acquisition
- Uninsured Deposits of **$840M** is **22%** of Total Deposits Versus Peer Median of **43%**

Top 10 Commercial Deposit Sectors (NAICS Code) *Dollars in Thousands*	Balance	% of Commercial	% of Total Deposits
Public Administration	434,926	20.6%	11.4%
Finance and Insurance	261,057	12.3%	6.2%
Construction	176,690	8.4%	4.6%
Other Services *(except Public Administration)*	176,100	8.3%	4.6%
Educational Services	158,293	7.5%	4.1%
Professional, Scientific, and Technical Services	130,283	6.2%	3.4%
Real Estate and Rental and Leasing	117,026	5.5%	3.1%
Health Care and Social Assistance	103,504	4.9%	2.7%
Retail Trade	92,471	4.4%	2.4%
Manufacturing	80,997	3.8%	2.1%
Total Top 10	1,731,345	81.9%	45.3%

Deposits Breakdown[1]

Overall Average Account Balance $28,408



$1,101M
$56K AVG
Business - DDA
$382M
$192K AVG
Business All Other
$1,024M
$12K AVG
Personal - DDA
$684M
$22K AVG
Personal All Other
$631M
$968K AVG
Public

Deposit Account Tenure

Overall Average Tenure = 12 Years



>5 years
79%
>10 years
61%
>15 years
41%
>20 years
27%

Uninsured Deposit Analysis	(000's)
Uninsured Deposits (000's)	1,560,856
Less: Collateralized Deposits	(605,085)
Less: Affiliate Deposits (CCB owned)	(115,440)
Uninsured Deposits	840,331
Total Deposits[1]	3,823,920
Percentage of Uninsured Deposits	22%

(1) Total deposits as reported on Earnings Release dated 3/31/23

LIQUIDITY

- Strong Balance Sheet Flexibility:
  - > Loan/Deposit Ratio of **69%**
  - > Overnight Funds + Total Securities of **31%** of Total Assets
  - > Overnight Funds + Free Securities of **14%** of Total Assets
- **112%** of Uninsured Deposits Are Covered By Overnight Funds, Free Securities, & FHLB Capacity
- Additional External Liquidity Sources of **$1.1B**

Loan/Deposit Ratio



60
40
20
0
52.73
58.47
62.41
64.10
68.96
1Q22
2Q22
3Q22
4Q22
1Q23

Overnight Funds & Investments



$2B
$1.5B
$1B
$500M
0
44.88%
$1.1B
26.54%
$791M
18.34%
39.82%
$1.1B
25.96%
$603M
13.86%
36.74%
$1.0B
25.26%
$498M
11.49%
35.41%
$1.0B
23.73%
$528M
11.68%
30.84%
$1.0B
23.96%
$303M
6.88%
1Q22
2Q22
3Q22
4Q22
1Q23
Investments
Overnight Funds
% Overnight Funds and Investments Relative to Assets

as of March 31, 2023 *$ in thousands*	Total Available	Amount Used	Net Availability
Internal Sources			
Free Securities (unpledged)	318,717	-	318,717
Overnight funds	303,403	-	303,403
External Sources			
FHLB	316,722	-	316,722
FRB	402,004	-	402,004
Brokered Deposits	220,487	-	220,487
Other	170,000	-	170,000
Total Liquidity	1,731,333	-	1,731,333

unaudited

INVESTMENTS

- Very Short Total Portfolio Duration of **2.99 Years**
- **73%** is Government Guaranteed
- Total After-Tax Unrealized Loss at March 31, 2023:
  - > AFS (AOCI) = **$26.2M** (6.1% of Balance)
  - > HTM = **$29.5M** (4.8% of Balance)
  - > Total Unrealized Loss = **5.3%** of Balance

Composition



1%
9%
24%
$1.1 Billion
44%
4%
18%
U.S. Government Treasury
U.S. Government Agency
States & Political Subdivisions
Mortgage Backed Securities
Corporate Debt Securities
Other Securities

Securities Yield



2.0
1.5
1.0
0.5
0.0
1.10
1.34
1.55
1.78
1.86
1Q22
2Q22
3Q22
4Q22
1Q23

Type	AFS			HTM		
	Balance	Pre-Tax Unrealized Loss	Duration (yrs)	Balance	Pre-Tax Unrealized Loss	Duration (yrs)
U.S. Treasury	23,984	(1,611)	2.4	437,174	(20,272)	2.2
U.S. Government Agencies & Corporations	184,294	(10,004)	1.6			
State & Political Subdivisions	47,143	(5,656)	4.4			
Mortgage-Backed Securities	79,148	(10,134)	7.3	175,026	(19,283)	4.1
Corporate Securities	96,144	(7,684)	2.9			
Total	430,713	(35,089)	3.3	612,200	(39,555)	2.8
Memo: After-Tax		(26,194)			(29,528)	

Dollars in thousands, unless otherwise noted; data as of March 31, 2023
Investment portfolio excludes non-marketable equity securities of $1.9 million
AFS Securities based on amortized cost; HTM securities based on current market value

unaudited

CAPITAL

- YoY Growth of **14%** in TBV/Share and **12%** in TCE Ratio
- **$140M** in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **6.69%** if HTM Securities Loss was Recognized in AOCI

Regulatory Capital


400
300
200
100
0
Tier 1 Capital
RBC
Common Equity Tier 1 Capial
Excess Regulatory Capital

	1Q22	2Q22	3Q22	4Q22	1Q23
Tier 1 Capital Ratio	15.98	15.13	14.80	14.53	14.52
RBC Ratio	16.98	16.07	15.75	15.52	15.53
Common Equity Tier 1	13.77	13.07	12.83	12.64	12.68
Excess Regulatory Capital	$148,988	$137,832	$136,043	$135,888	$140,339

Tangible Common Equity


$350
$300
$250
$200
$150
$100
$50
0
$279K 6.61%
$266K 6.30%
$278K 6.54%
$257K 6.02%
$280K 6.61%
$241K 5.68%
$300K 6.79%
$265K 5.98%
$318K 7.37%
$289K 6.69%
TCE
Adj. Tangible Capital

	1Q22	2Q22	3Q22	4Q22	1Q23
TBV/ Share	16.44	16.40	16.47	17.66	18.66
Adj. TBV/ Share	15.62	15.04	14.04	15.44	16.84

unaudited

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com